Exhibit 10.23

CONFIDENTIAL TREATMENT REQUEST
Confidential	Phoenix Agreement Number 60120128
AMENDMENT TO THE TECHNOLOGY LICENSE AND SERVICES AGREEMENT
By their signatures below, Phoenix Technologies Ltd. (“Phoenix”) and Quanta Computer, Inc. (“Licensee”) agree to amend the Technology License and Services Agreement dated as of December 31, 2004 (Phoenix Agreement No. 60120100) (as amended from time to time, the “Agreement”), as set forth below. Phoenix and Licensee agree that (i) except as expressly set forth herein, each and every provision of the Agreement shall remain in full force and effect; and (ii) the programs and services listed in this Amendment shall be governed by the terms and conditions of the Agreement. This Amendment shall be effective as of October 1, 2009 (the “Amendment Effective Date”). Unless otherwise defined herein, capitalized terms used without definition have the respective meanings ascribed to those terms in the Agreement.
Pursuant to the terms and conditions of this Amendment, Phoenix and Licensee agree to the following:
I.	Add Supplement XXI to “Attachment I — Licenses and Services” of the Agreement; and

II.	Modify certain provisions of the Agreement.
This Amendment is expressly contingent upon Licensee’s execution on or before October 30, 2009. In the event this Amendment is not signed by Licensee on or before October 30, 2009, then the terms and conditions set forth in this Amendment will be null and void.

Phoenix: Phoenix Technologies Ltd.	Licensee: Quanta Computer, Inc.

Signature:	Signature:

Name:	Name:

Title:	Title:

Date:	Date:

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THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

CONFIDENTIAL TREATMENT REQUEST
Confidential	Phoenix Agreement Number 60120128
I.	The parties agree to add Supplement XXI to “Attachment I — Licenses and Services” of the Agreement as follows:
ATTACHMENT I — LICENSES AND SERVICES
SUPPLEMENT XXI

Item	Products and Services	Units	Per Unit Fee	Total Fees
1.0.0	Program (Object Code) Licenses: (see Special Requirements: Sections A, B, D)
1.1.0	Royalty Prepayment	[***]	[***]	[***]
1.1.1	SecureCore Mobile — Object Code	See Special Requirements Section D-1	See Special Requirements Section D-1	—
1.1.2	MicroCore Low-Cost Notebook — Object Code	See Special Requirements Section D-1	See Special Requirements Section D-1	—

2.0.0	Source Code Licenses: (see Special Requirements: Sections A, B, E)
2.1.0	Chipset Modules — Source Code (to be determined)	[***]	[***]	[***]

3.0.0	Tool Licenses: (see Special Requirements: Sections A, B, F)
3.1.0	Two (2) program set consisting of Item 3.1.1 and Item 3.1.2:	[***]	[***]	[***]
3.1.1	Tool Subscription License — Redistribution and Internal Use	—	—	—
3.1.2	Tool Subscription Maintenance	—	—	—

4.0.0	Support Services: (see Special Requirements: Sections A, B, G)
4.1.0	CSS Standard Support Services	[***] person days	—	See Special Requirements Section G-2

	Total Fees (see Special Requirements: Sections A, B, C)	—	—	[***]
Special Requirements: The parties hereby agree the following Special Requirements shall apply to this Supplement XXI:
A.	Definitions. The following definitions shall apply to this Supplement XXI and such definitions shall supersede any other previous definition for the corresponding defined term as may be set forth in the Agreement or any other amendment thereto:
A-1	“April 2007 Amendment” means the amendment to the Agreement dated April 2, 2007, bearing agreement number 60120120, which sets forth the provisions for Source Code licensing.

A-2	“Computing Device” means a computing device that utilizes one of the Processors but does not incorporate or enable any of the Third Party Technologies.
THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

CONFIDENTIAL TREATMENT REQUEST
Confidential	Phoenix Agreement Number 60120128
A-3	“Cumulative Payment” means, at any time during the License Term, the then-current sum of all Installment Amounts set forth on the Installment Payment Schedule (as defined in Section C below) that have been paid by Licensee to Phoenix.

A-4	“Cumulative Royalties Reported” means, at any time during the License Term, the then-current cumulative royalties reported by Licensee to Phoenix pursuant to Section 5.2 of the Agreement.

A-5	“December 2005 Amendment” means the amendment to the Agreement dated December 23, 2005, bearing agreement number 60120106, which sets forth the provisions for CSS Standard Support Services.

A-6	“February 2007 Amendment” means the amendment to the Agreement dated February 26, 2007, bearing agreement number 60120118, which sets forth the provisions for Source Code licensing.

A-7	“License Term” means the term of the Program (Object Code) licenses set forth in this Supplement XXI, which shall be for the period from the Program Licenses Start Date through [***].

A-8	“October 2007 Amendment” means the amendment to the Agreement dated October 15, 2007, bearing agreement number 60120123, which sets forth the provisions for the Tool Subscription License and October 2007 Royalty Prepayment.

A-9	“October 2007 Royalty Prepayment” means the royalty prepayment set forth in Supplement XVIII, Item 1.1.0 of the October 2007 Amendment.

A-10	“Per Unit Fee” means the applicable per unit fee set forth in Item 1.1.1 and Item 1.1.2 of this Supplement XXI.

A-11	“Processor” means one (1) of the following processors: [***].

A-12	“Program Licenses Start Date” means the earlier of the following two dates: (i) the date that Licensee has exhausted the October 2007 Royalty Prepayment (defined in Section II) pursuant to the provisions of the October 2007 Amendment (defined in Section II) or (ii) [***].

A-13	“Program Licenses” means the “SecureCore — Object Code”, “MicroCore — Object Code” and “MultiKey — Object Code” licenses set forth in Item 1.1.1 and Item 1.1.2 of this Supplement XXI.

A-14	“Royalty Difference” means the result of the following calculation: Cumulative Royalties Reported — Cumulative Payment.

A-15	“Royalty Prepayment” means a prepaid credit against the Program Licenses at the applicable Per Unit Fee, as set forth in Item 1.1.0 of this Supplement XXI.

A-16	“Source Licenses Start Date” means the earlier of the following two dates: (i) the date that Licensee has exhausted the number of Source Code licenses in the amount of [***] Chipset Modules — Source Code, pursuant to the terms of the October 2007 Amendment or (ii) [***].

A-17	“Source Term” means the term of the Source Code licenses set forth in this Supplement XXI, which shall be for the period from the Source Licenses Start Date through [***].

A-18	“Support Services Term” means the term for the Support Services set forth in this Supplement XXI, which shall be for the period from October 1, 2009 through [***].

A-19	“Third Party Technologies” means the following technologies:

Third Party	Technology
[***]	[***]
[***]	[***]
[***]	[***]
A-20	“Tool Subscription License” means the Tool Subscription License — Redistribution and Internal Use (including Tool Subscription Maintenance), as set forth in Item 3.1.0 (including Item 3.1.1 and Item 3.1.2) of the October 2007 Amendment (and restated in Item 3.1.0, including Item 3.1.1 and Item 3.1.2, of this Supplement XXI).
THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

CONFIDENTIAL TREATMENT REQUEST
Confidential	Phoenix Agreement Number 60120128
A-21	“Tool Term” means the term of the Tool Subscription License set forth in Item 3.1.0 of this Supplement XXI, which shall be for the period from January 1, 2010 through [***].
B.	Currency. All fees set forth in this Supplement XXI are in United States currency.

C.	Payment. Licensee agrees to pay Phoenix the Royalty Prepayment and other fees in the aggregate amount of [***], in United States currency, for the licenses and services set forth in this Supplement XXI. Such fees shall be paid by Licensee to Phoenix in installments (“Installment Amounts”) as set forth in the following schedule (the “Installment Payment Schedule”):

Payment Due Date	Installment Amount Payable
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
C-1	Phoenix will send an invoice to Licensee thirty (30) days prior to each Payment Due Date set forth above.

C-2	Licensee’s obligation to pay the fees set forth in this Amendment is absolute, and such license fees are non-cancelable and non-refundable.
D.	Object Code Licenses.
D-1	The Per Unit Fee and additional restrictions and obligations for the Program Licenses shall be as follows:

Operating System
that Licensee
			Product	Additional
			is based upon or	Restrictions,
			has the ability to	Requirements and
		Per Unit	execute (see key	Rights (see key
Program Licenses	Quantity	Fee	below)	below)
SecureCore Mobile — Object Code	[***] (See Footnote 1)	[***]	[***]	[***]
MicroCore Low-Cost Notebook — Object Code	[***] (See Footnote 2)	[***]	[***]	[***]
     Key — Operating System
     [***]
     Key — Additional Restrictions, Requirements and Rights:
     [***]
THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

CONFIDENTIAL TREATMENT REQUEST
Confidential	Phoenix Agreement Number 60120128
Footnote 1: During the License Term, all SecureCore Mobile — Object Code Program Licenses distributed with or incorporated into Licensee Products shall be aggregated for purposes of determining the next applicable quantity bracket and Per Unit Fee. At the beginning of the License Term the number of units shall begin at quantity 1.

Footnote 2: During the License Term, all MicroCore Low-Cost Notebook — Object Program Licenses distributed with or incorporated into Licensee Products shall be aggregated for purposes of determining the next applicable quantity bracket and Per Unit Fee. At the beginning of the License Term the number of units shall begin at quantity 1.

D-2	For the License Term, the Royalty Prepayment shall authorize Licensee to distribute, in compliance with the provisions of this Amendment and the Agreement, copies of the Program Licenses at the applicable Per Unit Fee for use with or incorporation into Licensee Products.
D-2-1	During the License Term, Licensee shall provide Phoenix with monthly royalty reports pursuant to Section 5.2 of the Agreement, stating the number of units of Program Licenses distributed by Licensee during the reporting period and the applicable Per Unit Fee(s). The aggregate Per Unit Fees reported shall be deducted from the Royalty Prepayment.

D-2-2	At any time during the License Term, if the Cumulative Royalties Reported exceeds the Cumulative Payment, then Licensee agrees to accelerate payment to Phoenix of the Royalty Difference; whereby any Royalty Difference shall be deducted starting from the last Installment Amount payable to Phoenix as set forth in the Installment Payment Schedule. Payment of any Royalty Difference will be due and payable by Licensee to Phoenix upon the earlier of: (a) net thirty (30) day terms from the Phoenix invoice date or (b) the last day of the calendar quarter that Phoenix calculated any Royalty Difference due to Phoenix. The Phoenix invoice for the final Installment Amount payable to Phoenix as set forth in the Installment Payment Schedule shall be net of any previous deductions for any Royalty Differences paid by Licensee to Phoenix during the License Term.

D-2-3	Prior to the end of the License Term, if the Royalty Prepayment has been exhausted by Licensee’s distribution of the Program Licenses, then for the remainder of the License Term, Licensee shall provide royalty reports to Phoenix, as set forth in Section 5.2 of the Agreement. Notwithstanding the terms of Section 5.2 of the Agreement, Licensee shall provide such royalty reports to Phoenix on or before the tenth (10th) day after the end of each month, Royalties at the applicable Per Unit Fee shall be due and payable by Licensee to Phoenix on net thirty (30) day terms from Phoenix’s invoice date.

D-2-4	At the end of the License Term, if the Royalty Prepayment has not been exhausted by Licensee’s distribution of the Program Licenses, then Licensee shall not have any right to deduct any Per Unit Fees from the remaining Royalty Prepayment amount for the distribution of Program Licenses.

D-2-5	At the end of the License Term, Licensee may license additional copies of the SecureCore — Object Code and MicroCore — Object Code Programs from Phoenix, at Phoenix’s then current per unit fees. The parties agree to set forth in writing the terms and provisions for such additional licenses and associated fees.
E.	Source Code Licenses.
E-1	Subject to the provisions of “Attachment VII — Source Code License” of the Agreement, the February 2007 Amendment and the April 2007 Amendment, Licensee is authorized to use and have the Source Code, as set forth in this Supplement XXI, at the following authorized location: Quanta Computers, Inc., No. 188, Wen Hwa 2nd Road, Kei Shan Hsiang, Tao Yuan Shien, Taiwan, R.O.C.
E-1-1	Subject to Section E-1-2 of these Special Requirements, in the event that Licensee desires to add a facility or provide notification of a change in address of a facility, then Licensee will provide written notification to Phoenix, where such notification may be via electronic mail to ptec_legal@phoenix.com.

E-1-2	Licensee shall not allow the Source Code set forth in this Supplement XXI to be accessed by any facilities operated by affiliates, manufacturers or contractors of Licensee, unless the parties agree in writing to additional license rights and payment of fees, as applicable.
E-2	Subject to the provisions of the February 2007 Amendment and April 2007 Amendment, during the Source Term, Licensee shall be entitled to up to [***] Chipset Module Source Code licenses. Licensee will select such Chipset Module Source Code licenses from Phoenix’s list of commercially available chipset modules, if and when available, for the specified code base Source Code. Licensee shall obtain these licenses by providing Phoenix with an
THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

CONFIDENTIAL TREATMENT REQUEST
Confidential	Phoenix Agreement Number 60120128
authorization form (included in Exhibit A of the April 2007 Amendment) identifying (i) the Chipset Module(s); and (ii) the super I/O, clock generator and/or programmable sensor, as applicable.
E-2-1	Prior to the end of the Source Term, if Licensee has utilized all of the Chipset Module Source Code licenses set forth in Item 2.1.0 of this Supplement XXI, and Licensee desires to license additional Chipset Module Source Code, then the applicable provisions for such additional licenses and associated fees shall be as set forth in the February 2007 Amendment and the April 2007 Amendment.

E-2-2	At the end of the Source Term, if Licensee has not utilized all of the Chipset Module Source Code licenses set forth in Item 2.1.0 of this Supplement XXI, then the remainder of the Chipset Module Source Code licenses shall expire and no longer be available.
F.	Tool Subscription License Renewal.
F-1	Subject to the payment of the license fees set forth in Item 3.1.0 of this Supplement XXI and the terms and conditions set forth in Section F of the October 2007 Amendment, the parties hereby agree the Tool Subscription License shall be renewed for an additional period. Such additional period shall be the Tool Term.
G.	Support Services.
G-1	Subject to the provisions of the December 2005 Amendment, during the Support Services Term, Phoenix agrees to provide the number of person days of Support Services set forth in Item 4.1.0 of this Supplement XXI. The Support Services will be conducted at Phoenix’s offices located in Taiwan and/or the People’s Republic of China.

G-2	The fees for the number of person days of Support Services set forth in Item 4.1.0 of this Supplement XXI, are included in the Per Unit Fees for the Program Licenses; subject to the following provisions:
G-2-1	Prior to the end of the Support Services Term, if Licensee has used all of the person days of Support Services set forth in Item 4.1.0 of this Supplement XXI, and Licensee desires to obtain additional person days of Support Services, then the parties agree to set forth in writing the terms for such additional person days of Support Services at Phoenix’s then current per person day fee(s).

G-2-2	At the end of the Support Services Term, if Licensee has not used all of the person days of Support Services set forth in Item 4.1.0 of this Supplement XXI, then the remaining person days of Support Services shall expire and no longer be available.
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THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

CONFIDENTIAL TREATMENT REQUEST
Confidential	Phoenix Agreement Number 60120128
II.	The parties agree to modify the Agreement as follows:

A.	Definitions. For purposes of this Section III of this Amendment, the following definitions shall be applicable:
A-1	“July 2008 Royalty Prepayment” means the royalty prepayment set forth in Supplement XIX, Item 1.1.0 of the July 2008 Amendment.

A-2	“July 2008 Amendment” means the amendment to the Agreement dated July 1, 2008, bearing agreement number 60120125, which sets forth the July 2008 Royalty Prepayment.

A-3	“October 2007 Royalty Prepayment” means the royalty prepayment set forth in Supplement XVIII, Item 1.1.0 of the October 2007 Amendment.

A-4	“October 2007 Amendment” means the amendment to the Agreement dated October 15, 2007, bearing agreement number 60120123, which sets forth the October 2007 Royalty Prepayment.
B.	Additional SecureCore Licenses.
B-1	Rather than Licensee providing royalty reports as set forth in Section D-2-2 of the October 2007 Amendment, the parties hereby agree to enter into a new royalty prepayment arrangement. Section I of this Amendment sets forth the provisions of such new royalty prepayment arrangement. In addition, notwithstanding the provisions of Section D-2-2 of the October 2007 Amendment, the parties further agree that the per unit fee for distribution of Program Licenses with or incorporated into Licensee Products shall be at the Per Unit Fee as set forth above in Section I of this Amendment.

B-2	Rather than Licensee providing royalty reports as set forth in Section D-3-2 of the July 2008 Amendment, the parties hereby agree to enter into a new royalty prepayment arrangement. Section I of this Amendment sets forth the provisions of such new royalty prepayment arrangement. In addition, notwithstanding the provisions of Section D-3-2 of the July 2008 Amendment, the parties further agree that the per unit fee for distribution of Program Licenses with or incorporated into Licensee Products shall be at the Per Unit Fee as set forth above in Section I of this Amendment.
C.	Additional Modifications.
C-1	The parties agree to modify Section A(2)(b)(i) and B(2)(b)(ii) of “Attachment III — Object Code License” as follows: After “TrustedCore programs”, add “SecureCore programs and MicroCore programs”.

C-2	The parties agree to modify Section A(2) of “Attachment VII — Source Code License” as follows: After “TrustedCore programs”, add “SecureCore programs and MicroCore programs”.

C-3	The parties agree to modify Section E(3)(a) and E(3)(b) of “Attachment VII — Source Code License” as follows: After “TrustedCore programs”, add “SecureCore programs and MicroCore programs”.
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THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.